UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 21, 2009

Yana Venture Philanthropy Group

 (Name of Small Business Issuer in its Charter)

                  Delaware                              To be Applied

     --------------------------------     ----------------------------------

      (State or other jurisdiction of      (IRS Employer Identification No.)

      incorporation or organization)

      30990 Huntsman Dr. East, Farmington, MI                  48331

    (Address of principal executive offices)          (Postal or Zip Code)

       Issuer's telephone number, including area code:     248-318-3810

 Actavision Venture, Inc.

---------------------------------

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________________________

Item 5.02 Election of Directors

     On April 20, the following persons were elected as Directors:

           MEI-LING SUNG
                           LI-YANG  NIU

                           TZU-PING   HUNG
                           HSIN-NAN, LIN

                           MING-SHAN, HSU

                           SHAO-CHI   LO
                           SHAO-MIN   YANG

                           LAI,CHUN-FAN, LAI
                          YEN-SHAN, HUANG
                           LING-SHENG, JANG

                           SAN-FA, TSENG

Item 8.01 Other Events

     (a) On April 20, the Board of Directors made decision to change the name of the company to: Yana Venture Philanthropy Group.

     (b) On April 20,  Ching-Sang Hong issued his shares of common stock to following persons:

                           MEI-LING SUNG                     100,000 shares
                           LI-YANG  NIU                         100,000 shares

                           TZU-PING   HUNG                   100,000 shares
                           HSIN-NAN, LIN                       100,000 shares

                           MING-SHAN, HSU                  100,000 shares

                           SHAO-CHI   LO                        100,000 shares
                           SHAO-MIN   YANG                 100,000 shares

                           CHUN-FAN, LAI                      100,000 shares
                           YEN-SHAN, HUANG               100,000 shares
                           LING-SHENG, JANG                100,000 shares

                            SAN-FA, TSENG                      179,100 shares

                           TYGOON  Development

                                 Holding Corporation                16,371,300 shares

                           Yana International Inc                    7,521,600 shares

                           Great Sun Hospital

                                Management Corporation          3,134,000 shares

     (c)Ching-Sang Hong reduced his shares to 3,134,000 from 31,340,000 shares of Common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2009	Yana Venture Philanthropy Group (Registrant)

                                              /s/ Ching-Sang Hong

                                              Ching-Sang Hong, Chairman